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DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company"), covering the quarter ended March 31, 1997.

GREENSPAN'S WARNING SHOTS PUT MARKETS IN RETREAT

The first quarter of 1997 brought a change in investor psychology, as Federal Reserve (Fed) Chairman Greenspan reemphasized his concerns about the inade-quate assessment of risk in the financial markets. The bond market started on a strong note, aided by very high levels of liquidity and aggressive buying of both high yield and investment grade debt. However, Greenspan and Fed actions caused bond yields to rise and prices to fall, stocks to decline, and quality spreads to widen, especially in the high yield and emerging markets. By the end of the quarter, rates were at their highest levels yet this year. During the quarter, the yield curve flattened by 0.10% (measured against 2-year to 10-year Treasuries), as shorter maturities slightly underperformed in antici-pation of the Fed's tightening.

The bond market slumped. The yield on the benchmark 30-year Treasury fell from 6.64% at year-end to 7.10% at the end of the quarter. As measured by the Lehman Brothers Government/Corporate Bond Index, bonds returned -0.86% for the quarter.

FUND PERFORMANCE

INA Investment Securities, Inc. returned -0.77% during the first quarter, af-ter reinvestment of dividends, based on net asset value of its underlying as-sets (+.34% for the quarter based on the per share market value of its shares listed on the New York Stock Exchange). This performance compares favorably with the return for the Lehman Brothers Government/Corporate Bond Index, which is not adjusted for expenses. Over this period, corporate and high yield sec-tors outperformed Treasuries, although there was some widening of yield spreads at quarter-end. The Company continues to hold substantial positions in higher yielding securities which have been affected by widening spreads.
                                                          (continued on page 4)

--------------------------------------------------------------------------------
 FINANCIAL SUMMARY
 For the Three Months Ended March 31 (Unaudited)
 (In Thousands)
--------------------------------------------------------------------------------

                                            1997     1996
                                            ----     ----
  Net investment income                    $ 1,507  $1,601
  Net realized and unrealized gain (loss)   (2,188)  3,706
  Per share:
   Net investment income                   $  0.31  $ 0.33
   Dividends from net investment income    $  0.31  $ 0.33
  Net asset value at end of period         $ 18.30  $18.73

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NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31 (Unaudited)
-------------------------------------------------------------------------------
 1997              1996            1995             1994            1993
 ----              ----            ----             ----            ----
 [S]               [C]             [C]              [C]             [C]
 $0.31             $0.33           $0.33            $0.33           $0.36

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STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997 (Unaudited)

------------------------------------------------------------------------------
                                                                (IN THOUSANDS)
                                                                --------------
ASSETS:
Investments at market value
 (Cost $86,234,144)                                                $86,244
Interest receivable                                                  1,554
Investment for deferred compensation
   (Cost $80,763)                                                       98
Other                                                                   10
                                                                   -------
 Total assets                                                       87,906
                                                                   -------
LIABILITIES:
Deferred directors' fees payable                                        98
Accrued advisory fees payable                                           43
Other accrued expenses (including $14,705 due to affiliate)             66
                                                                   -------
 Total liabilities                                                     207
                                                                   -------
NET ASSETS                                                         $87,699
                                                                   =======
NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital stock
   outstanding (12,000,000 shares authorized)                       $18.30
                                                                    ======

-------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

 For the Three Months Ended March 31, 1997
 (Unaudited)
-------------------------------------------------------------------------------

                                                               (IN THOUSANDS)
                                                               --------------
INVESTMENT INCOME:
 Interest                                                            $  1,718
EXPENSES:
 Investment advisory fees                                      $ 116
 Custodian fees                                                   18
 Administrative services                                          17
 Transfer agent fees                                              15
 Directors' fees                                                  11
 Shareholder reports                                              13
 Auditing and legal fees                                           9
 State taxes                                                       6
 Other                                                             4      209
                                                               ----- --------
NET INVESTMENT INCOME                                                   1,509
NET REALIZED LOSS ON INVESTMENTS                                         (136)
UNREALIZED DEPRECIATION OF INVESTMENTS                                 (2,054)
                                                                     --------
NET DECREASE IN NET ASSETS FROM OPERATIONS                               (681)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME               (1,485)
                                                                     --------
NET DECREASE IN NET ASSETS                                             (2,166)
NET ASSETS:
 Beginning of period                                                   89,865
                                                                     --------
 End of period (includes overdistributed net investment income
    of $27,334)                                                      $ 87,699
                                                                     ========

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                                                         (continued from page 1)
PORTFOLIO ACTIVITY

The Company remains fully invested. On March 31, 1997, corporate and foreign bonds were approximately 68.6% of portfolio holdings, U.S. government/agency securities 25.6%, and cash and other assets 5.8%. Per-share net asset value was $18.30, down from $18.75 on December 31, 1996. A dividend of $.31 per share was declared during the first quarter.

OUTLOOK AND STRATEGY

The economic cycle has shifted into a higher gear, as confirmed by the Fed's recent interest rate hike. We do not believe that a single increase in rates will slow the economy enough to halt inflationary pressures to the satisfaction of the Fed. Rather, we believe the Fed is moving gradually, while it validates its concerns. The Fed is likely to raise rates at least one more time, and in all liklihood more than once.

As a result, until we see signs that economic growth is cooling, our bias will be to maintain a shorter duration than that of the Index. The Company continues to have a considerable weighting in high yield and investment grade corporate bonds, and will move to reduce exposure if it becomes clear that substantial economic weakening is at hand.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman of the Board and President
INA Investment Securities, Inc.

INA Investment Securities, Inc. is a closed-end, diversified management invest-ment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of INA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general inqui-ries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1-800-426-5523.

[LOGO OF CIGNA APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                                    [LOGO OF CIGNA APPEARS HERE]
Philadelphia, PA 19101


                                                INA INVESTMENT SECURITIES, INC.

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       PAID
 SO. HACKENSACK, NJ                                   First Quarter Report
    PERMIT 750
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                                                         March 31, 1997